Turnover	12 Months Ended
Jun. 30, 2018
Turnover
Turnover

2Turnover

	2018	2017	2016
for the year ended 30 June	Rm	Rm	Rm
Sale of products	178 463	169 115	170 830
Services rendered	1 612	1 549	1 695
Other trading income	1 386	1 743	417

	181 461	172 407	172 942

Accounting policies:

Revenue is recognised at the fair value of the consideration received or receivable net of indirect taxes, rebates and trade discounts and consists primarily of the sale of products, services rendered, licence fees and royalties.

Revenue is recognised when the following criteria are met:

•	evidence of an arrangement exists;

•	delivery has occurred or services have been rendered and the significant risks and rewards of ownership have been transferred to the purchaser;

•	transaction costs can be reliably measured;

•	the selling price is fixed or determinable; and

•	collectability is reasonably assured.

The timing of revenue recognition is as follows. Revenue from:

•

the sale of products is recognised when the group has substantially transferred all the risks and rewards of ownership and no longer retains continuing managerial involvement associated with ownership or effective control;

•	services rendered is based on the stage of completion of the transaction, based on the proportion that costs incurred to date bear to the total cost of the project; and

•	licence fees and royalties are recognised on an accrual basis.

The group enters into exchange agreements with the same counterparties for the purchase and sale of inventory that are entered into in contemplation of one another. When the items exchanged are similar in nature, these transactions are combined and accounted for as a single exchange transaction. The exchange is recognised at the carrying amount of the inventory transferred.

For further information on revenue recognition, refer to Segment information on pages 50 to 51.